EXHIBIT 99.1

PRESS RELEASE                           FOR IMMEDIATE RELEASE
July 17, 2003                           ---------------------
First South Bancorp, Inc.               For More Information Contact:
                                        Bill Wall or Tom Vann
                                        (252) 946-4178

           FIRST SOUTH BANCORP, INC. REPORTS JUNE 30, 2003 QUARTERLY
                      AND SIX MONTHS EARNINGS (UNAUDITED)

Washington, North Carolina - First South Bancorp, Inc.  (Nasdaq: FSBK)

First South Bancorp, Inc. (the "Company"), the parent holding company of First South Bank (the "Bank"), reports its earnings for the quarter ended June 30, 2003 (unaudited), the second quarter of its fiscal year ending December 31, 2003, and its earnings for the six months ended June 30, 2003 (unaudited).

Net income for the quarter ended June 30, 2003 increased 22.7 % to $2,887,277, from net income of $2,353,062 earned in the quarter ended June 30, 2002. Basic earnings per share increased 32.1% to $0.70 per share for the quarter ended June 30, 2003, from $0.53 per share for the quarter ended June 30, 2002. Diluted earnings per share increased 32.0% to $0.66 per share for the quarter ended June 30, 2003, from $0.50 per share for the quarter ended June 30, 2002.

Net income for the six months ended June 30, 2003 increased 26.4% to $5,730,182, from net income of $4,531,638 earned in the six months ended June 30, 2002. Basic earnings per share increased 35.3% to $1.38 per share for the six months ended June 30, 2003, from $1.02 per share for the six months ended June 30, 2002. Diluted earnings per share increased 34.0% to $1.30 per share for the six months ended June 30, 2003, from $0.97 per share for the six months ended June 30, 2002.

Tom Vann, President and Chief Executive Officer of the Company, stated, "The growth in current period earnings reflect significant growth in the commercial loan portfolio, increased mortgage loan origination volume and sales, significant growth in lower costing core checking accounts and efforts placed on controlling operating expenses. The current period of historical low interest rates has made our operating environment temporarily more challenging. We have made significant progress in restructuring our balance sheet, allowing us to maintain more consistent net interest income."

The net commercial and consumer loan portfolio increased 32.2% to $425.3 million at June 30, 2003 from $321.6 million at June 30, 2002, while checking accounts increased 19.5% to $214.0 million at June 30, 2003 from $179.1 million at June 30, 2002.

Consolidated assets of the Company increased to $663.2 million at June 30, 2003 from $628.5 million at December 31, 2002, reflecting an 11.1% annualized internal growth rate during the current period.

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First South Bank has been serving the citizens of eastern North  Carolina  since
1902 and offers a variety of financial products and services, including a Leasing Company and securities brokerage services through an affiliation with a broker/dealer. The Bank operates through its main office headquartered in Washington, North Carolina, and has twenty-two full service branch offices and a loan production office located throughout eastern and southeastern North Carolina

Statements contained in this release, which are not historical facts, are forward-looking statements as defined in the Private Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors which include the effects of future economic conditions, governmental fiscal and monetary policies, legislative and regulatory changes, the risks of changes in interest rates, the effects of competition, and including without limitation to other factors that could cause actual results to differ materially as discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.

                                     (More)
(Nasdaq: FSBK)

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FIRST SOUTH BANCORP, INC.
CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                   JUNE 30,         DECEMBER 31,
                                                                     2003               2002
                                                                --------------     --------------
                         ASSETS                                   (UNAUDITED)

Cash and due from banks                                         $   32,148,494     $   30,540,790
Interest-bearing deposits in financial institutions                  1,669,137          3,931,369
Investment securities - available for sale                          53,435,332         55,786,842
Mortgage-backed securities - available for sale                     22,317,423         23,526,435
Loans and leases receivable, net:
  Held for sale                                                     28,625,132         38,664,967
  Held for investment                                              499,557,834        452,248,942
Premises and equipment, net                                          7,553,166          7,825,003
Deferred income taxes                                                  227,383                 --
Real estate owned                                                      309,634            401,632
Federal Home Loan Bank of Atlanta stock, at cost
     which approximates market                                       2,127,200          2,402,500
Accrued interest receivable                                          3,093,924          3,403,195
Goodwill                                                             4,218,575          4,218,576
Mortgage servicing rights                                            1,878,762          1,642,172
Prepaid expenses and other assets                                    4,740,611          2,544,807
Note receivable                                                      1,299,007          1,336,194
                                                                --------------     --------------

          Total assets                                          $  663,201,614     $  628,473,424
                                                                ==============     ==============

LIABILITIES AND STOCKHOLDERS' EQUITY

 Deposits:
  Demand                                                        $  213,961,428     $  199,615,945
  Savings                                                           19,566,280         18,950,380
  Large denomination certificates of deposit                       108,318,752         80,021,790
  Other time                                                       238,977,056        227,739,049
                                                                --------------     --------------
          Total deposits                                           580,823,516        526,327,164
Borrowed money                                                      19,211,164         38,194,727
Other liabilities                                                   12,480,945         13,851,721
                                                                --------------     --------------
          Total liabilities                                        612,515,625        578,373,612

  Common stock, $.01 par value, 8,000,000 shares authorized,
    6,545,848 shares issued                                             65,458             65,458
  Additional paid-in capital                                        48,368,377         48,466,569
  Retained earnings, substantially restricted                       39,162,212         35,086,795
  Treasury stock at cost, 2,412,318 and 2,099,561shares            (40,273,453)       (37,317,469)
  Accumulated other comprehensive income, net                        3,363,395          3,798,459
                                                                --------------     --------------
           Total stockholders' equity                               50,685,989         50,099,812
                                                                --------------     --------------

           Total liabilities and stockholders' equity           $  663,201,614     $  628,473,424
                                                                ==============     ==============

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FIRST SOUTH BANCORP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

                                                                      THREE MONTHS ENDED                SIX MONTHS ENDED
                                                                            JUNE 30,                          JUNE 30
                                                                 -----------------------------     ----------------------------
                                                                     2003             2002             2003            2002
                                                                 ------------     ------------     ------------    ------------
Interest income:
  Interest and fees on loans                                     $  8,045,728     $  7,673,884     $ 15,958,368    $ 15,141,300
  Interest and dividends on investments and deposits                1,203,817        1,511,202        2,432,509       3,091,196
                                                                 ------------     ------------     ------------    ------------
           Total interest income                                    9,249,545        9,185,086       18,390,877      18,232,496
                                                                 ------------     ------------     ------------    ------------

Interest expense:
  Interest on deposits                                              2,648,485        3,180,154        5,352,914       6,532,085
  Interest on borrowings                                               35,310           17,667           72,846          26,941
                                                                 ------------     ------------     ------------    ------------
           Total interest expense                                   2,683,795        3,197,821        5,425,760       6,559,026
                                                                 ------------     ------------     ------------    ------------

Net interest income before provision for possible loan losses       6,565,750        5,987,265       12,965,117      11,673,470
Provision for  possible loan losses                                   122,000          333,000          455,918         642,000
                                                                 ------------     ------------     ------------    ------------
           Net  interest income                                     6,443,750        5,654,265       12,509,199      11,031,470
                                                                 ------------     ------------     ------------    ------------

Noninterest income:
  Loan fees and service charges                                     1,533,383        1,082,447        2,876,527       2,101,159
  Loan servicing fees                                                 156,470          180,009          295,087         358,276
  Gain (loss) on sale of real estate, net                              (6,388)         (10,199)          42,240          74,948
  Gain (loss) on sale of mortgage loans                               783,394          390,477        1,800,091         695,787
  Gain (loss) on sale of mortgage-backed securities                         0           (5,622)         168,938          52,666
  Other  income                                                       219,589          273,495          423,331         431,951
                                                                 ------------     ------------     ------------    ------------
           Total noninterest income                                 2,686,448        1,910,607        5,606,214       3,714,787
                                                                 ------------     ------------     ------------    ------------

Noninterest expenses:
  Compensation and fringe benefits                                  2,632,700        2,444,208        5,277,480       4,633,528
  Federal insurance premiums                                           21,092           20,897           43,130          42,236
  Premises and equipment                                              377,753          303,220          740,311         612,452
  Advertising                                                          46,964           54,876           95,492         115,955
  Payroll and other taxes                                             243,259          211,239          482,238         432,797
  Data processing                                                     484,888          443,134          948,732         869,637
  Amortization of mortgage servicing rights                            57,215           36,638          109,409          68,642
  Other                                                               641,795          478,696        1,228,277         958,599
                                                                 ------------     ------------     ------------    ------------
           Total noninterest expenses                               4,505,666        3,992,908        8,925,069       7,733,846
                                                                 ------------     ------------     ------------    ------------

Income before income taxes                                          4,624,532        3,571,964        9,190,344       7,012,411

Income taxes                                                        1,737,255        1,218,902        3,460,162       2,480,773
                                                                 ------------     ------------     ------------    ------------

NET INCOME                                                       $  2,887,277     $  2,353,062     $  5,730,182    $  4,531,638
                                                                 ============     ============     ============    ============

Per share data:
Basic earnings per share                                         $       0.70     $       0.53     $       1.38    $       1.02
Diluted earnings per share                                       $       0.66     $       0.50     $       1.30    $       0.97
Dividends per share                                              $       0.20     $       0.17     $       0.40    $       0.34
Weighted average shares Basic                                       4,133,601        4,417,346        4,147,868       4,427,747
Weighted average shares Diluted                                     4,380,263        4,682,069        4,401,680       4,661,549

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FIRST SOUTH BANCORP, INC.
SUPPLEMENTAL QUARTERLY FINANCIAL DATA (UNAUDITED)

                                          6/30/2003        3/31/2003        12/31/2002       9/30/2002        6/30/2002
                                         ------------     ------------     ------------     ------------     ------------
Consolidated balance sheet data:                      (dollars in thousands except share and per share data)
Total assets                             $    663,202     $    633,970     $    627,984     $    600,653     $    578,126
Loans receivable (net)                        528,183          502,394          490,914          454,777          433,709
Cash and investments                           87,253           85,887           90,259           93,846           85,442
Mortgage-backed securities                     22,317           20,112           23,526           32,886           35,709
Goodwill                                        4,219            4,219            4,219            4,219

Deposits                                      580,824          561,845          526,327          524,366          506,829
Borrowings                                     19,211           11,018           38,195            4,183            4,809
Stockholders' equity                           50,686           49,600           50,100           51,956           52,996

Consolidated earnings summary:
Interest income                          $      9,250     $      9,141     $      9,367     $      9,226     $      9,185
Interest expense                                2,684            2,742            2,871            3,043            3,198
                                         ------------     ------------     ------------     ------------     ------------
Net interest income                             6,566            6,399            6,496            6,183            5,987
Loan loss provision                               122              334              684              430              333
Noninterest income                              2,686            2,920            2,626            2,121            1,911
Noninterest expense-General                     4,506            4,419            4,519            4,084            3,993
Income taxes                                    1,737            1,723            1,394            1,335            1,219
                                         ------------     ------------     ------------     ------------     ------------
Net income                               $      2,887     $      2,843     $      2,525     $      2,455     $      2,353
                                         ============     ============     ============     ============     ============

Per Share Data:
Earnings per share-Basic                 $       0.70     $       0.68     $       0.59     $       0.56     $       0.53
Earnings per share-Diluted               $       0.66     $       0.64     $       0.56     $       0.53     $       0.50
Dividends per share                      $       0.20     $       0.20     $       0.17     $       0.17     $       0.17
Book value per share                     $      12.26     $      11.95     $      11.92     $      12.07     $      12.05

Average shares-Basic                        4,133,601        4,162,358        4,249,279        4,355,880        4,417,346
Average shares-Diluted                      4,380,263        4,423,319        4,544,211        4,647,378        4,682,069
Shares outstanding end of period            4,133,530        4,150,601        4,203,912        4,305,129        4,397,477

Performance ratios:
Yield on earning assets                          6.21%            6.36%            6.65%            6.80%            6.98%
Cost of funds                                    1.83%            1.94%            2.14%            2.34%            2.54%
                                         ------------     ------------     ------------     ------------     ------------
Net interest spread                              4.38%            4.42%            4.51%            4.46%            4.44%

Net interest margin on earning assets            4.41%            4.45%            4.61%            4.55%            4.55%
Earning assets to total assets                  91.64%           91.77%           91.81%           92.13%           92.45%
Return on average assets                         1.78%            1.81%            1.65%            1.66%            1.65%
Return on average equity                        22.91%           22.76%           19.78%           18.74%           18.06%
Efficiency ratio                                48.70%           47.42%           49.54%           49.18%           50.56%
Dividend payout ratio                           28.57%           29.41%           28.81%           30.36%           32.08%

Asset quality data and ratios:
Nonperforming loans                      $      1,202     $      2,244     $      1,544     $      1,387     $      1,016
Real estate owned                        $        310     $        131     $        402     $        342     $        454
Reserve for loan losses                  $      7,310     $      7,273     $      6,959     $      6,314     $      5,923
Net charge-offs                          $         85     $         20     $         40     $         38     $         45

Net charge-offs to loans                         0.10%            0.01%            0.01%            0.01%            0.01%
Nonperforming loans to assets                    0.21%            0.35%            0.25%            0.23%            0.18%
Reserves to total loans                          1.37%            1.43%            1.40%            1.37%            1.35%

Loans to deposits                               90.94%           89.42%           93.27%           86.73%           85.57%
Loans to assets                                 79.64%           79.25%           78.17%           75.71%           75.02%
Loans serviced for others                $    277,753     $    273,672     $    261,823     $    268,018     $    274,810

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